UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          June 12, 2002
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                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
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   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
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   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
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              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective June 12, 2002, Point.360, through action of its Audit Committee, engaged KPMG ("KPMG") as its independent auditors for the fiscal year ending December 31, 2002.

        The Company dismissed its previous independent accountants, PricewaterhouseCoopers LLP ("PwC"), effective June 12, 2002. The decision to dismiss PwC was approved by the Board of Directors and the Audit Committee. In connection with the audits of the two fiscal years ended December 31, 2001 and through June 12, 2002, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report on the financial statements for such years.

        The reports of PwC on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of PwC dated February 25, 2002, relating to the consolidated financial statements of Point.360 as of December 31, 2001, contained a going concern modification.

        Except as indicated below, no reportable events as defined under Item 304(a)(1)(v) of SEC Regulation S-K occurred during the two fiscal years ended December 31, 2001 and 2000 and through June 12, 2002. In a letter to the Audit Committee dated March 7, 2002, PwC informed the Company that they noted a certain matter involving the Company's internal controls that they considered to be a reportable condition under standards established by the American Institute of Certified Public Accountants. The reportable condition related to the fact that the Company had not performed a physical inventory of its fixed assets. Also, the Company does not identify whether fully depreciated assets are still being utilized. In addition, the Company currently utilizes extensive spreadsheets to track fixed assets and calculate depreciation, instead of an integrated fixed asset system. As a result, according to PwC, the Company is unable to accurately determine whether fixed assets recorded in its financial systems are still in existence and if so, in use, and the existing tracking system for fixed assets could result in an increased risk of errors in the calculation of depreciation expense.

        The Company has authorized PwC to respond fully to the inquiries of KPMG regarding the matters described in the preceding paragraph.

        During the two fiscal years ended December 31, 2001 and 2000 and through June 12, 2002, neither the Company nor anyone on its behalf consulted KPMG with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by KPMG on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement between the Company and PwC or a reportable event described under Item 304(a)(1) (v) of Regulation S-K.



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

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

   16.1 Letter dated June 17, 2002 from PwC regarding its concurrence with the statements made by the registrant in this current report.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
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                                                  (Registrant)


      Date: June 18, 2002           By: /s/ Alan R. Steel
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                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer







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